File Nos. and  33-3149 and 811-4581

            SECURITIES AND EXCHANGE COMMISSION
                 Washington, D. C.  20549

                        FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               X

              Pre-Effective Amendment No. __
             Post-Effective Amendment No. 19

                          and/or

 REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      X

                     Amendment No. 21
             (Check appropriate box or boxes)

                 CORNERCAP GROUP OF FUNDS

   The Peachtree, Suite 1700, 1355 Peachtree Street NE,
                 Atlanta, Georgia  30309
         (Address of Principal Executive Offices)

Registrant's Telephone Number, including Area Code: (404)
                         870-0700

     Thomas E. Quinn, The Peachtree, Suite 1700, 1355
       Peachtree Street NE, Atlanta, Georgia  30309
         (Name and Address of Agent for Service)

                      With copy to:
  Reinaldo Pascual, Esq., Kilpatrick Stockton LLP, 1100
               Peachtree Street, Suite 2800
                 Atlanta, Georgia  30309

              Release Date: July 30, 1999

  It is proposed that this filing will become effective:

     X    immediately upon filing        ____  on (date) pursuant to paragraph (b) of
          pursuant to paragraph (b)            Rule 485

   _____  60 days after filing           ____  on (date) pursuant to paragraph (a) of Rule
          pursuant to paragraph (a)            485
   _____  75 days after filing           ____  on (date) pursuant to paragraph (a)(2) of
          pursuant to paragraph (a)(2)         Rule 485

 TITLE OF SECURITIES BEING REGISTERED:  Common Stock, par value $.01 per share

 The Registrant hereby registers an indefinite number of
               securities under Rule 24f-2
          of the Investment Company Act of 1940.

               THE CORNERCAP GROUP OF FUNDS


                  CROSS REFERENCE SHEET
                        FORM N-1A

      CORNERCAP BALANCED FUND/CORNERCAP GROWTH FUND

    PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

        ITEM              SECTION IN PROSPECTUS

        1 . . . . . . .   Cover Pages
        2 . . . . . . .   Prospectus Summary Investment
                          Objectives and Strategy;
                          Prospectus Summary Principal Risks of
                          Investing in the Funds;
                          Historical Performance of the Funds
        3 . . . . . . .   Summary of Fund Expenses
        4 . . . . . . .   The Fund in Detail:  Objectives,
                          Strategy and Additional Risks
        5 . . . . . . .   Financial Highlights
        6 . . . . . . .   Management
        7 . . . . . . .   Valuation of Shares; Purchasing
                          Shares; Redeeming Shares; Additional
                          Information About Purchases, Sales and
                          Exchanges; Dividend and Tax
                          Information
        8 . . . . . . .   None
        9 . . . . . . .   Financial Highlights

        ITEM              SECTION IN STATEMENT OF ADDITIONAL
                          INFORMATION

        10  . . . . . .   Cover Page; Table of Contents
        11  . . . . . .   General Information
        12  . . . . . .   General Information; Investment
                          Objectives and Policies; Portfolio
                          Turnover; Investment Restrictions
        13  . . . . . .   Management
        14  . . . . . .   Management; Principal Shareholders
        15  . . . . . .   Advisory and Administration
                          Arrangements
        16  . . . . . .   Portfolio Transactions and Brokerage
        17  . . . . . .   Capitalization
        18  . . . . . .   Purchase and Redemption of Shares; Net
                          Asset Value
        19  . . . . . .   Tax Status
        20  . . . . . .   Advisory and Administration
                          Arrangements
        21  . . . . . .   Performance Information
        22  . . . . . .   Financial Statements

                            [LOGO]
                          CORNERCAP
                        GROUP OF FUNDS


           CORNERCAP                     CORNERCAP
         BALANCED FUND                  GROWTH FUND


                        PROSPECTUS
                      July 30, 1999


                     TABLE OF CONTENTS

      Prospectus Summary ..............................................................1
      Historical Performance of the Funds..............................................4
      Summary of Fund Expenses ........................................................5
      Financial Highlights ............................................................6
      The Fund in Detail:  Investment Objectives and Principal Strategies..............8
      Management ......................................................................10
      Valuation of Shares .............................................................11
      Purchasing Shares ...............................................................11
      Exchange Privilege ..............................................................12
      Redeeming Shares ................................................................12
      Additional Information About Purchases, Sales and Exchanges .....................13
      Dividend and Tax Information ....................................................13
      Additional Information ..........................................................15

The CornerCap Group of Funds currently offers two separate series representing separate portfolios of investments: the CornerCap Balanced
Fund and the CornerCap Growth Fund (the "Funds").


  ---------------------------------------------------------------------------------------
  |  These securities  have not been  approved or disapproved  by the Securities  and    |
  |  Exchange Commission or any state  securities commission, nor has the  Securities    |
  |  and  Exchange  Commission  or  any state  securities  commission  passed  on the    |
  |  accuracy  or adequacy of this prospectus.  Any representation to the contrary is    |
  |  a criminal offense.                                                                 |
  ---------------------------------------------------------------------------------------

                         PROSPECTUS SUMMARY


              WHAT DO LARGE-, MID-, AND SMALL-CAP MEAN?

The capitalization (cap") of a company refers to the value of its outstanding securities. You can calculate a company's capitalization by multiplying the number of its outstanding shares by the current market price of those shares. The largest publicly traded stocks have a market capitalization of over $250 billion while the smallest publicly traded stocks may have a market capitalization of under $50 million. The Funds define large-, mid-, and small-cap as follows:

LARGE CAP:  A large-cap stock has a market capitalization of at least
$5 billion.

MID-CAP: A mid-cap stock has a market capitalization between $1 and $5 billion.

SMALL-CAP:  A small-cap stock has a market capitalization under $1 billion.


       INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

THE BALANCED FUND: The Balanced Fund's investment objective is to obtain long-term capital appreciation and current income. To meet its investment objective, the Balanced Fund typically invests between 50% and 70% of its assets in equity securities, such as common stocks, preferred stocks, and convertible securities. Although the Fund may invest in companies of any size, the Fund invests primarily in domestic common stock of large-cap and mid-cap companies that the Fund's Advisor believes to have above-average growth potential.

The Fund's Advisor selects these securities from among 1,500 issues ranked according to several fundamental factors using the Advisor's proprietary models. Three of the most important factors in the Advisor's models are the following:

          *    relative price/earnings ratio
          *    earnings growth rates
          *    cash flow measurements

Although the exact percentage varies in accordance with economic and market conditions, the Fund balances its equity investments by typically investing between 25% and 40% in fixed income securities. These fixed income securities primarily include obligations of the United States government, corporate securities (including bonds and notes), and sovereign government municipal securities. The Fund may invest in fixed income securities of any maturity, and the fixed income securities are typically rated Baa or higher by Moody's or BBB or higher by Standard & Poor's. The Balanced Fund may also hold cash and cash equivalents.

THE GROWTH FUND: The Growth Fund's investment objective is to obtain long-term capital appreciation. A secondary objective is to generate income from dividends or interest on securities. To meet its investment objectives, the Growth Fund normally invests more than 90% of its assets in equity securities such as common stocks, preferred stocks, and convertible securities. Although the Fund may invest in companies of any size, the Fund invests primarily in domestic common stock of mid-cap and small-cap companies that the Fund's Advisor believes to have above-average growth potential.

The Fund's Advisor selects these securities from among 1,500 issues ranked according to several fundamental factors using the Advisor's proprietary models. Three of the most important factors in the Advisor's models are the following:

           *  relative price/earnings ratio
           *  earnings growth rates
           *  cash flow measurements

Any assets of the Growth Fund not invested in equity securities are typically invested in short-term U.S. Government obligations or cash equivalent instruments.

                SUMMARY:  PRINCIPAL RISKS OF THE FUNDS

Like any investment, an investment in either of the Funds may lose money. Individual companies and sectors of the economy present their own set of unique risks which may cause the Funds to underperform the overall stock or bond markets. Because of the risks associated with investments in securities, the Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term stock market movements.

Accordingly, you should understand the principal risks of investing in the Funds, each of which is described in detail in the facing column.

                PRINCIPAL RISKS OF INVESTING IN THE FUNDS


EQUITY SECURITY INTEREST RATE RISK: An increase in interest rates may lower the present value of a company's future investment earnings stream. Because the market price of a stock continuously changes based upon investors' collective perceptions of future earnings, stock prices will generally decline when investors anticipate or experience rising interest rates.

MARKET RISK: Stock prices fluctuate in response to many factors, including the activities of individual companies and general market and economic conditions. Regardless of any one company's particular prospects, a declining stock market may produce a decline in stock prices for all companies. Stock market declines may continue for an indefinite period of time, and investors should understand that from time to time during temporary or extended bear markets, the value of the Funds may decline.

BUSINESS AND ECONOMIC RISK: Often, a particular industry, or certain companies within that industry, may be affected by circumstances that have little to no impact on other industries, or other companies within that industry. For example, many industries and companies rely heavily on one type of technology. If this technology becomes outdated, or ceases to be cost-effective, industries and companies that rely on the technology may become unprofitable while companies outside the industry may not be affected at all.

POLITICAL RISK: The regulation or deregulation of particular industries may materially impact the value of companies within the affected industry. For example, during the past few years, electric and gas utility sectors of the economy have been moving towards deregulation and open price competition.
In this new environment, some companies will make a successful transition into, and prosper under deregulation, and other companies will mismanage the process and do poorly.

SMALL COMPANY RISK: Stocks of smaller companies may have more risks than larger companies. In general, they have less experienced management teams, serve smaller markets, and find it more difficult to obtain financing for growth or potential development than larger companies. Due to these and other factors, small companies may be more susceptible to market downturns, and their stock prices may be more volatile.

YEAR 2000 READINESS: The investment management, shareholder, fund accounting and administrative services provided to the Funds by the Advisor and other third party service providers (collectively, the "Service Providers") are largely dependent upon the smooth functioning of their respective computer systems.
Many computer hardware and software systems in use today cannot recognize, calculate or accurately process date-related information on or after January 1, 2000, due to the manner in which such systems encode the year 2000. Such a failure may negatively impact the handling of securities investments, trades, pricing and account services, as well as the processing of purchase and sales of shares of the Funds. Although the Funds have received or are seeking assurances from their Service Providers that their computer systems are or will be year 2000 compliant, there can be no assurance that such systems or any third party computer systems upon which the Service Providers' computer systems rely will be year 2000 compliant on and after January 1, 2000. Failure by any of the Service Providers' computer systems to identify and correct year 2000 problems prior to January 1, 2000 may have significant adverse effects on the Funds.

As the Funds continue preparing for the year 2000, the Funds recognize that many of the issuers of securities they buy, sell and hold may also be substantially affected by year 2000-related problems. Accordingly, the Funds are reviewing Y2K disclosures made by current and potential portfolio companies in their reports filed with the Securities and Exchange Commission. Company-specific Y2K concerns raised by these reviews, as well as any company-specific Y2K issues raised by industry analysts, are one of the factors the Funds consider during the investment decision-making process. Of course, the Funds cannot insulate themselves from year 2000-related problems completely, since it is impossible to protect against misleading or incomplete year 2000-related disclosures, unanticipated Y2K problems at any of the Funds' portfolio companies, or a general market downturn due to widespread year 2000-related panic. Although there are no guarantees, the Funds believe that the steps they are taking will protect the Funds' investment portfolios, as much as possible, from losses related to the year 2000.



ADDITIONAL PRINCIPAL RISKS OF AN INVESTMENT IN THE BALANCED FUND

BOND INTEREST RATE RISK: Bond prices will rise when interest rates fall, and will decline when interest rates rise. These fluctuations in bond prices will be more marked with respect to long-term bonds than with respect to short-term bonds. In addition, the prices of lower coupon bonds are generally more volatile than higher coupon bonds of the same approximate maturity.

CREDIT RISK: Bond issuers who are experiencing difficult economic circumstances, either because of a general economic downturn or individual circumstances, may be unable to make interest payments on their bonds when due. Additionally, bond issuers may be unable to repay the principal upon maturity of their bonds. These sorts of "credit risks," reflected in the credit ratings assigned to bond issues by companies like Moody's or Standard & Poor's, may cause the price of an issuer's bond to decline, and may affect liquidity for the security. Normally, bonds with lower credit ratings will have higher yields than bonds with the highest credit ratings, reflecting the relatively greater risk of bonds with lower credit ratings.

        HISTORICAL PERFORMANCE OF THE FUNDS

The bar charts and tables shown below provide an indication of the risks of investing in the Funds by showing changes in the Funds' performance from year to year and by showing how the Funds' average annual returns for 1, 5, and 10 years compare to those of a broad-based securities market index. How the Funds have performed in the past does not necessarily indicate how they will perform in the future.


                  BALANCED FUND                                                  GROWTH FUND

[GRAPHICS APPEAR HERE AND ARE PRESENTED HERE IN TABULAR FORM]

  Year-by-year total return as of 12/31 each year (%)      Year-by-year total return as of 12/31 each year (%)
    40                                                    40
                                                                         34.6                                32.6
    30----------------------------------------            30--------------|-----------------------------------|----------
                                                                          |                            28.9   |
    20----------------------------------------            20--------------|-----------------------------|-----|----------
        11.3                                                 11.3         |                             |     |
    10---|------------------------------------            10--|-----------|-----------------------9.7---|-----|----------
         |                                                    |           |           5.4   8.1    |    |     |
     0---|------------------------------------             0--|-----------|------------|-----|-----|----|-----|----------
         |                                                    |     |     |    -3.9    |     |     |    |     |      |
   -10---|------------------------------------           -10--|-----|-----|------|-----|-----|-----|----|-----|------|---
         |                                                    |   -16.1   |      |     |     |     |    |     |    -10.6
   -20----------------------------------------           -20-------------------------------------------------------------
        1998                                                 1989  1990  1991  1992  1993  1994  1995  1996  1997  1998


     2nd Quarter 1999 Year-to-Date Return:  6.1%                  2nd Quarter 1999 Year-to-Date Return:  13.6%


   Best Quarter:            4th Qtr. 1998     9.2%          Best Quarter:          1st Qtr. 1989    17.2%
   Worst Quarter:           1st Qtr. 1999    -3.2%          Worst Quarter:         3rd Qtr. 1998   -17.8%

       ____________________________________                             ____________________________________

   Average annual total return as of 12/31/98*                      Average annual total return as of 12/31/98*

                                 1 Year   Since Inception                                 1 Year   5 Year    10 Year
                                 ------   ---------------                                 ------   ------    -------

Balanced Fund                     11.3%        12.9%             Growth Fund              -10.6%     12.6%      8.4%

*  Russell 1000 Value Index <F1>  27.0%        28.0%             Russell 2000 Value        -2.5%     11.8%     12.9%
                                                                 Index <F3>

*  Combined Index Portfolio       19.6%        19.4%
(60% Stocks and 40% Bonds) <F2>

<F1>  The Russell 1,000 Value Index measures the performance of those companies out of the 1,000 largest U.S. companies (based on total market capitalization) that have lower price-to-book ratios and lower forecasted growth values.
<F2>  The Balanced Fund also has elected to balance a second comparative index to approximate the typical relative balance of equity and fixed-income securities in the Fund's portfolio. Accordingly, the combined comparative index is divided: 60% as the Russell 1,000 Value Index and 40% as the Lehman Brothers Government/Corporate Bond Index. The Lehman Brothers Government/Corporate Bond Index measures the general performance of fixed-income securities by tracking publicly issued U.S. Treasury and debt obligations (excluding mortgage-backed securities), fixed-rate, non-convertible, investment-grade corporate debt securities, and U.S. dollar-denominated, SEC-registered non-convertible debt issued by foreign governmental entities or international agencies.
<F3>  The Russell 2000 Value Index measures the 2,000 smallest of the 3,000 largest U.S. companies (based on total market capitalization) that have lower price-to-book ratios and lower forecasted growth values.


               SUMMARY OF FUND EXPENSES


SHAREHOLDER FEES are fees paid directly from your investment

ANNUAL OPERATING EXPENSES are expenses that are deducted from Fund assets

WHAT THIS EXAMPLE WILL SHOW YOU: The example to the right is intended to help you compare the costs of investing in the Funds to the costs of other mutual funds.

NOTE: The rate of return used in the example is hypothetical and should not be considered a representation of either Fund's past or future performance.


This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.


SHAREHOLDER FEES

The Funds do not charge any sales charges or sales loads.
However, if you buy or sell shares indirectly through a broker instead of directly from the Funds, you may be charged a fee by the broker.

ANNUAL OPERATING EXPENSES

                                            BALANCED FUND      GROWTH FUND

 Management Fee .......................         1.00%            1.00%
 Other Expenses .......................          .30%             .50%
                                               -----            -----
 TOTAL FUND OPERATING
   EXPENSES ...........................         1.30%            1.50%
 _______________

NOTE: The annual operating expenses listed above are expressed as a percentage of average daily net assets

EXAMPLE OF FUND EXPENSES

The example below assumes that you invest $10,000 in either of the Funds for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                            1 Year   3 Years   5 Years  10 Years
----------------------------------------------------------------
BALANCED FUND                $132     $412      $713    $1,568

GROWTH FUND                  $153     $474      $818    $1,791

THE ACTUAL EXPENSES ASSOCIATED WITH THE FUNDS MAY BE GREATER OR
LESS THAN THOSE SHOWN.

FINANCIAL      The financial highlights tables below are intended to help you
HIGHLIGHTS     understand the Funds' financial performance for the time periods indicated.  Certain information reflects financial results for a single share of the applicable Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information in the financial highlights tables has been audited by the Funds' independent accountants, Tait, Weller and Baker, whose report, along with the Fund's financial statements, is included in the Funds' Annual Reports to Shareholders, incorporated by reference into this Prospectus, and available upon request.

GROWTH FUND

The following are selected per share data and ratios for the Growth Fund for each of the last five years in the period ended March 31, 1999.

RESULTS FOR THE PERIOD ENDING MARCH 31:

                                                            1999        1998        1997        1996        1995
------------------------------------------------------------------------------------------------------------------
    NET ASSET VALUE, BEGINNING OF PERIOD                 $ 14.85       $11.68      $ 9.81      $ 8.61       $ 7.69

INCOME FROM INVESTMENT OPERATIONS:

  Net Investment Income (Loss)                              0.04         0.21        0.02        0.04         0.05

  Net Gains (Losses) on Securities
   (both realized and unrealized)                          (3.85)        5.05        1.93        1.22         0.89
                                                           -----        -----       -----       -----        -----

TOTAL FROM INVESTMENT OPERATIONS                           (3.81)        5.26        1.95        1.26         0.94

LESS DISTRIBUTIONS:

  Dividends from Net Investment Income                         -         (.22)       (.01)      (0.06)       (0.02)

  Distributions from Capital Gains                         (1.48)       (1.87)       (.07)          -            -
                                                           -----        -----       -----       -----        -----

  Total Distributions                                      (1.48)       (2.09)       (.08)      (0.06)       (0.02)
                                                           -----        -----       -----       -----        -----

NET ASSET VALUE, END OF PERIOD                            $ 9.56       $14.85      $11.68      $ 9.81       $ 8.61
                                                           =====        =====       =====       =====        =====
TOTAL RETURN                                              (25.98)      $47.69%      19.94%      14.64%       12.25%


RATIOS/SUPPLEMENTAL DATA:

                                                            1999        1998        1997        1996        1995
------------------------------------------------------------------------------------------------------------------


Net Assets, End of Period (thousands)                    $12,090       $17,942     $12,856      $8,371      $7,299
Ratio of Expenses to Average Net Assets                     1.50%         1.56%       1.71%       1.75%       1.87%
Ratio of Net Income to Average Net Assets                    .23%          .17%       0.19%       0.49%       0.12%
Portfolio Turnover Rate                                    39.16%        48.82%      37.13%      40.83%      55.12%


BALANCED FUND

The following are selected per share data and ratios for the Balanced Fund for the periods indicated since it began operations May 24, 1997, following the closing of a reorganization transaction with The Atlanta Growth Fund, Inc., pursuant to which the Balanced Fund assumed certain assets and liabilities of The Atlanta Growth Fund, Inc.

RESULTS FOR A SHARE OUTSTANDING FOR THE PERIOD:

                                                             MARCH 31, 1998     MAY 31, 1997 TO    MAY 24, 1997 TO
                                                              TO MARCH 31,      MARCH 31, 1998*     MAY 31, 1997*
                                                                  1999
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $12.21                 $32.99             $33.20
INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income (Loss)                                  0.21                   0.24               0.01
  Net Gains (Losses) on Securities
   (both realized and unrealized)                              (0.26)                  2.20              (0.22)
                                                               -----                  -----              -----
TOTAL FROM INVESTMENT OPERATIONS                               (0.05)                  2.44              (0.21)
                                                               -----                  -----              -----
LESS DISTRIBUTIONS:


    Dividends from Net Investment Income                       (0.07)                 (0.19)                 -
  Distributions from Capital Gains                             (0.47)                (23.03)                 -
                                                               -----                  -----              -----
  Total Distributions                                          (0.54)                (23.22)                 -
                                                               -----                  -----              -----

NET ASSET VALUE, END OF PERIOD                                $11.62                 $12.21             $32.99
                                                               =====                  =====              =====
TOTAL RETURN                                                   (0.46%)                19.13%             (0.60%)


RATIOS/SUPPLEMENTAL DATA:

                                                             MARCH 31, 1998     MAY 31, 1997 TO    MAY 24, 1997 TO
                                                              TO MARCH 31,      MARCH 31, 1998      MAY 31, 1997
                                                                  1999
------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands)                        $4,498                  $2,294            $2,093
Ratio of Expenses to Average Net Assets                        1.30%                   1.53%**           1.00%**
Ratio of Net Income to Average Net Assets                      2.91%                   2.80%**           4.50%**
Portfolio Turnover Rate                                       38.47%                  13.38%             98.90%


_______________
* The Balanced Fund initially had a fiscal year ending on May 31. The Balanced Fund's fiscal year was changed after the May 31, 1997 fiscal year to end March 31 to correspond to the fiscal year of the Growth Fund.

**   Annualized

Per share amounts in the table above have been adjusted to reflect a one-for-four reverse stock split effective June 30, 1997. On June 14, 1997, a capital gain distribution of $22.91 per share ($5.73 per share on a pre-split basis) was paid to shareholders. The net asset value per share on June 30, 1997, after the payment of the capital gain distribution and the effect of the one-for-four reverse split, was $10.86 per share. Fee waivers reduced the expense ratio and increased the net investment income ratio by 1.25% in 1998.

                            THE FUND IN DETAIL:

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES

An investment in either of the Funds cannot be considered a complete investment program. An investor's needs will depend largely on his or her financial resources and individual investment goals and objectives. Investors who engage in short-term trading and/or other speculative strategies and styles may not find the Funds to be an appropriate investment vehicle.

BALANCED FUND

INVESTMENT OBJECTIVE: The Balanced Fund's investment objective is to obtain long-term capital appreciation and current income.

INVESTMENT STRATEGY: To achieve its objective, the Balanced Fund normally will invest 50% to 70% of its total assets in equity securities of domestic and foreign issuers and between 20% and 40% of its total assets in fixed income securities, such as bonds or money market securities. The investment advisor to the Balanced Fund, CornerCap Investment Counsel, Inc. (the "Advisor") has chosen to allocate the Balanced Fund's assets in this manner because it believes that the objective of long-term capital appreciation and current income will be maximized by placing primary emphasis on equity securities. Equity securities have historically provided long-term investors with higher total returns than most fixed income securities. However, in the short-term (i.e., less than 5 years), fixed income securities or money market instruments may provide higher returns than equity securities.

The equity securities in which the Balanced Fund may invest typically will consist of common stocks, preferred stocks, or convertible securities. The Fund invests primarily in domestic common stock of large-cap and mid-cap companies that the Advisor believes have above-aggregate growth potential. Generally these equity securities will be publicly traded on a national securities exchange or over-the-counter. The Balanced Fund may also invest in fixed income securities. These fixed income securities primarily consist of obligations of the United States government, corporate securities including bonds and notes, and sovereign government municipal securities, but may include a smaller percentage of mortgage-backed and other asset-backed securities. These fixed income securities may have varying dates of maturity and the average date of maturity may vary depending on market and economic conditions.

The Advisor will seek out issuers of equity securities who demonstrate the prospect for above average growth of earnings and dividends.
Above average growth refers to the actual or potential ability of an issuer to increase its earnings and dividends at a rate greater than the average growth rate of the broad market averages. The Fund's Advisor selects securities from among 1,500 issues ranked according to several fundamental factors using the Advisor's proprietary models. Among other fundamental factors, the Balanced Fund and the Advisor will emphasize the following three key criteria when choosing equity securities with the potential for long-term capital appreciation:

     1.   relative price/earnings ratio;

     2.   earnings growth rates; and

     3.   cash flows in excess of expenditures.

The Advisor will also consider other factors such as diversification and risk, and purchases will be made only if they can be made at prices which, in the judgment of the Advisor, create the possibility of additional growth in capital.

The Balanced Fund will only invest in those corporate obligations, including convertible securities, that in the opinion of the Advisor exhibit the investment characteristics described by Moody's in rating corporate obligations within its four highest ratings of Aaa, Aa, A and Baa, and by S&P in rating corporate obligations within its four highest ratings of AAA, AA, A and BBB. The Balanced Fund does not require that its investments in corporate obligations actually be rated by Moody's or S&P. Should the rating or quality of a corporate obligation decline after purchase by the Balanced Fund, the Advisor will reconsider the advisability of continuing to hold such obligations. There can be no assurance that the Balanced Fund will achieve its objective.

GROWTH FUND

INVESTMENT OBJECTIVE: The Growth Fund's primary investment objective is to obtain long-term capital appreciation. Income from dividends or interest on portfolio securities is a secondary objective.

INVESTMENT STRATEGY: To achieve its objectives, the Growth Fund will invest at least 65% of its assets in equity securities having the characteristics described below, and it is expected that under normal circumstances the Growth Fund will be over 90% invested in equity
securities.    The Fund invests primarily in domestic stocks of mid-cap
and small-cap companies that the Advisor believes have above-average growth potential. The remainder of the portfolio may be invested in short-term United States government obligations or cash equivalent instruments.

The equity securities in which the Growth Fund may invest typically will consist of common stocks, preferred stocks, or convertible securities. Generally these equity securities will be publicly traded on a national securities exchange or over-the-counter.

The investment advisor to the Growth Fund, CornerCap Investment
Counsel, Inc. (the "Advisor") will seek out issuers of mid-cap and small-cap equity securities who demonstrate the prospect for above average growth of earnings and dividends. Above average growth refers to the actual or potential ability of an issuer to increase its earnings and dividends at a rate greater than the average growth rate of the broad market averages. Among other fundamental factors, the Growth Fund and the Advisor will emphasize the following three key criteria when choosing equity securities with the potential for long-term capital appreciation:

     1.   relative price/earnings ratio;

     2.   earnings growth rates; and

     3.   cash flows in excess of expenditures.

The Advisor will also consider other factors such as diversification and risk, and purchases will be made only if they can be made at prices which, in the judgment of the Advisor, create the possibility of additional growth in capital. There can be no assurance that the Growth Fund will achieve its objective.

TEMPORARY DEFENSIVE POSITIONS

Either Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. When either Fund takes a temporary defensive position, the Fund may not be able to achieve its investment objective.

PORTFOLIO TURNOVER

Portfolio turnover measures the rate at which the securities in a fund's portfolio change during any given year. Portfolio turnover involves expense to a fund in the form of brokerage commissions and other transaction costs, which may adversely impact the fund's performance. Additionally, an increase in portfolio turnover may result in an increase or decrease in taxable gain or loss attributable to shareholders of a fund. The Advisor intends to trade securities in both Funds for long-term profits, and expects that under normal conditions, portfolio turnover should be less than 50%. However, the rate of portfolio turnover may be higher for a Fund if implementation of the Fund's investment strategy or a temporary defensive position results in frequent trading.



MANAGEMENT

INVESTMENT ADVISOR: CornerCap Investment Counsel, Inc., located at The Peachtree, Suite 1700, 1355 Peachtree Street NE, Atlanta, Georgia, 30309, provides investment management services to the Funds as their investment advisor (the "Advisor"). In addition to advisory services, the Advisor also provides administrative and day-to-day operational services to the Funds, including the provision of or arranging the provision of accounting, administrative, legal (except litigation), dividend disbursing, transfer agent, registrar, custodial, shareholder reporting, sub-accounting and recordkeeping services. The Advisor has managed the Balanced Fund since its inception, and the Growth Fund since September, 1992.

For its services to the Funds, the Funds pay the Advisor the fees described below. All fees are expressed as an annualized percentage of average net assets of each Fund.

                                            BALANCED    GROWTH
                                              FUND       FUND
-----------------------------------------------------------------
 Advisory Fee                                 1.00%     1.00%

 Administration Fee                           0.30%     0.50%
                                            --------  --------
 Total Fees                                   1.30%     1.50%


The Advisor is controlled by Thomas E. Quinn, who owns a controlling interest in the Advisor. Mr. Quinn also serves as a member of the Board of Trustees that oversees the management and administration of the Funds.

Mr. Quinn has worked in investment management and financial analysis for 25 years. He is a Chartered Financial Analyst and a Certified Public Accountant. His graduate degrees include an MBA from the University of North Carolina at Greensboro and an MS in Operations Research from Ohio University.

Gene A. Hoots serves a Chairman Emeritus of the Advisor and a Vice President of the Fund. Mr. Hoots has worked in investment management and financial analysis for over 27 years. Previously, Mr. Hoots was Vice President of Reich & Tang and President of RJR Investment Management, Inc. He has an MBA from the University of North Carolina at Chapel
Hill and a BS in Engineering from N.C. State University.

PORTFOLIO MANAGEMENT:

CORNERCAP GROWTH FUND. Mr. Quinn is the portfolio manager for the Growth Fund. His primary responsibilities are portfolio management, investment strategy and research. Previously, Mr. Quinn was Chief Investment Officer for RJR Investment Management, Inc., where he managed over $600 million in primarily equity assets.

CORNERCAP BALANCED FUND. Mr. Quinn and D. Ray Peebles are the portfolio managers for the Balanced Fund. Mr. Peebles has worked with CornerCap Investment Counsel for seven years. He previously worked for Wachovia Bank of North Carolina. Mr. Peebles is a Level III candidate in the Chartered Financial Analyst program. He has an MBA from Wake Forest University and a BS in accounting from North Carolina State University.

VALUATION OF SHARES

NET ASSET VALUE

The Funds' share prices are determined based upon net asset value ("NAV"). The Funds calculate NAV at approximately 4:15 p.m., New York time, each day that the New York Stock Exchange is open for trading. The NAV per share of each Fund is determined by dividing the total value of the applicable Fund's investments and other assets less any liabilities by its number of outstanding shares.

Equity securities listed on a national securities exchange or quoted on the NASDAQ National Market System are valued at the last sale price on the day the valuation is made or, if no sale is reported, at the latest bid price. Valuations of variable and fixed income securities are supplied by independent pricing services approved by The CornerCap Group of Funds' Board of Trustees. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by or under the direction of The CornerCap Group of Funds' Board of Trustees. Securities with maturities of sixty (60) days or less are valued at amortized cost.

PURCHASING SHARES

You may purchase shares of either Fund at its NAV next determined after receipt of your properly completed account application. Each Fund's minimum initial investment is $2,000 and minimum subsequent investment is $250. All investments must be made in U.S. dollars, and you should note that the Funds reserve the right to reject any purchase request for any reason.

INVESTING DIRECTLY BY MAIL:

NEW ACCOUNTS. You may purchase shares of a Fund by mailing a completed account application with a check payable to the appropriate fund (the CornerCap Growth Fund or the CornerCap Balanced Fund) to us at the following address: CornerCap Group of Funds, The Peachtree, Suite 1775, 1355 Peachtree Street, Atlanta, GA, 30309.

ADDING TO YOUR ACCOUNT. You may add to your account with either Fund by sending a check for your additional investment payable to the appropriate fund (the CornerCap Growth Fund or the CornerCap Balanced
Fund) together with a subsequent investment stub from a previous investment confirmation for your account to us at the address above.
If you do not have a subsequent investment stub from a previous investment confirmation for your account, please include a brief letter with your check that gives the name on your account and your account number.
Please write your account number on your check.

INVESTING DIRECTLY BY WIRE:

NEW ACCOUNTS. You may purchase shares of a Fund by wire by mailing a completed account application for the appropriate Fund (the CornerCap Growth Fund or the CornerCap Balanced Fund) to us at the following address: CornerCap Group of Funds, The Peachtree, Suite 1775, 1355 Peachtree Street, Atlanta, GA, 30309, and requesting that your bank transmit your investment by wire directly to the appropriate Fund. Please call us at 1-888-813-8637 to obtain complete wiring instructions. Please note that your bank may charge you a fee for wiring funds.


ADDING TO YOUR ACCOUNT. You may add to your account with either Fund by using the wiring procedures described above. Be sure to include the name on your account and your account number in the wire instructions you provide your bank.

EXCHANGE PRIVILEGE

You may exchange your shares in any CornerCap fund for those in another CornerCap fund on the basis of their respective NAV's at the time of the exchange. Before making any exchange, be sure to review this Prospectus closely and consider the Funds' differences. Please note that since an exchange is the redemption of shares from one fund followed by the purchase of shares in another, any gain or loss realized on the exchange is recognizable for federal income tax purposes (unless your account is tax deferred). You may make up to four exchanges during a calendar year between identically registered accounts.

The Fund reserves the right to reject any exchange request, or to modify or terminate exchange privileges at any time. Notice of all such modifications or termination will be given at least 60 days prior to the effective date of the change in privilege, except for unusual instances (such as when redemptions of the exchange are suspended under Section 22(e) of the Investment Company Act of 1940, or when sales of the fund into which you are exchanging are temporarily stopped).


REDEEMING SHARES

You may redeem full and fractional shares of a Fund for cash at the next determined NAV after receipt of a properly completed redemption request.

To redeem shares, you should give instructions that specify the appropriate fund and number of shares to be redeemed to CornerCap Group of Funds, The Peachtree, Suite 1775, 1355 Peachtree Street, Atlanta, GA, 30309, (888) 813-8637. Your instructions must be signed by all registered owners exactly as the account is registered.
If your redemption request is under $25,000 you may call us for instructions to redeem your shares via facsimile. Redemptions of $25,000 or more require a signature guarantee. A signature guarantee is also required for any redemption that is to be mailed to an address other than the address of record.

In addition to written instructions, if any shares being redeemed or repurchased are represented by stock certificates, the certificates must be surrendered. The certificates must either be endorsed or accompanied by a stock power signed by the registered owners, exactly as the certificates are registered. Additional documents may be required from corporations or other organizations, fiduciaries or anyone other than the shareholder of record.

Payment for shares tendered generally will be made within three days after receipt by the transfer agent of instructions, certificates, if any, and other documents, all in proper form. However, payment may be delayed under unusual circumstances or for any shares purchased by check for a reasonable time (not to exceed 15 days) necessary to determine that the purchase check will be honored.

The Funds reserve the right to process any redemption request that exceeds $250,000 or 1% of the respective Fund's assets (whichever is less) by paying the redemption proceeds in portfolio securities rather than cash (typically referred to as "redemption in kind").

ADDITIONAL INFORMATION ABOUT PURCHASES, SALES AND EXCHANGES

TELEPHONE PURCHASES AND REDEMPTIONS BY NASD MEMBER BROKERAGE FIRMS:
Brokerage firms that are NASD members may purchase and redeem Fund shares by telephoning the Transfer Agent, and may purchase shares for investors who have investments in either Fund through the brokerage firm's account with the applicable Fund. These broker-dealers may charge you an additional or different fees for purchasing or redeeming shares than those described here. You should ask your broker-dealer about his or her fees before investing. By electing telephone purchase and redemption privileges, NASD member firms, on behalf of themselves and their clients, agree that neither the Funds nor the Transfer Agent shall be liable for following telephone instructions reasonably believed to be genuine. The Funds and their agents will send written confirmations to brokers to ensure that telephone instructions are genuine. The NASD member firms may bear the risk of any loss in the event of such a transaction. Additional information about investing through a broker-dealer is contained in the Funds' Statement of Additional Information.

SHARE CERTIFICATES: The Funds do not issue share certificates unless specifically requested. Maintaining shares in uncertificated form minimizes the risk of loss or theft of a share certificate. A lost, stolen or destroyed certificate can only be replaced upon obtaining a sufficient indemnity bond. The cost of such a bond, which is borne by the shareholder, can be 2% or more of the value of the missing certificate. To resolve questions concerning documents, contact the Transfer Agent at 1-888-813-8637.

SMALL ACCOUNTS: The Board of Trustees may, in order to reduce the expenses of the Funds, redeem all of the shares of any shareholder (other than a qualified retirement plan) whose account has declined to a net asset value of less than $2,000, as a result of a transfer or redemption, at the net asset value determined as of the close of business on the business day preceding the sending of notice of such redemption. The Funds would give shareholders whose shares were being redeemed 60 days prior written notice in which to purchase sufficient shares to avoid such redemption.

DIVIDEND AND TAX INFORMATION

The Balanced Fund and the Growth Fund typically distribute their respective net income or capital gains one time during each calendar year, usually in December. For the convenience of investors, each Fund reinvests all income dividends and capital gains distributions in full and fractional shares of the respective Fund, unless the shareholder has given prior written notice to the transfer agent that the payment should be made in cash.

All dividends from net investment income together with those derived from the excess of net short-term capital gain over net long-term capital loss (collectively, "income dividends"), will be taxable as ordinary income to shareholders whether or not paid in additional shares. Any distributions derived from the excess of net long-term capital gain over net short-term capital loss ("capital gains distributions") are taxable as long-term capital gains to shareholders regardless of the length of time a shareholder has owned his shares. Any loss realized upon the redemption of shares within six months after the date of their purchase will be treated as a long-term capital loss to the extent of amounts treated as distributions of net long-term capital gain during such six-month period. The exchange of one Fund's shares for shares of another Fund will be treated as a sale and any gain thereon may be subject to federal income tax.

Income dividends and capital gains distributions are taxed in the manner described above, regardless of whether they are received in cash or reinvested in additional shares. Shareholders of each Fund will receive information annually on Form 1099 with respect to the amount and nature of income and gains to assist them in reporting the prior calendar year's distributions on their Federal income tax return.

Distributions which are declared in October, November, or December but which are not paid to shareholders until the following January will be treated for tax purposes as if received on December 31 of the year in which they were declared.

Each Fund may liquidate the account of any of its shareholder who fails to furnish its certificate of taxpayer identification number within 30 days after date the account was opened.

Because each shareholder's tax situation is unique, shareholders should consult their tax advisors with respect to applicable foreign, state and local taxes.

ADDITIONAL INFORMATION

Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance over their last fiscal year.

Also, a Statement of Additional Information about the Funds has been filed with the Securities and Exchange Commission. This Statement (which is incorporated in its entirety by reference in this Prospectus) contains more detailed information about the Funds.

The Funds' annual and semi-annual reports and the Funds' Statement of Additional Information are available without charge upon written request to CornerCap Investment Counsel, Inc., The Peachtree, Suite 1700, 1355 Peachtree Street NE, Suite 1700, Atlanta, Georgia 30309, or by calling (888) 813-8637.

For questions about shareholder services, you may contact us by telephone at (888) 813-8637 or (404) 892-4509, or by facsimile sent to
(404) 870-9353.

For questions regarding investment objectives of the Funds, you may contact us by telephone at (800) 728-0670 or (404) 870-0700, or by facsimile sent to (404) 870-0770.

You can also review or obtain copies of these reports by visiting the Securities and Exchange Commission's Public Reference Room in Washington, D.C. or by sending your request and a duplicating fee to the Public Reference Room Section of the Commission, Washington, D.C. 20549-6009. Information on the operation of the public reference room may be obtained by calling the Commission at (800) SEC-0330.

Reports and other information about the Funds can also be viewed online on the Commission's Internet site at http://www.sec.gov.




THE CORNERCAP GROUP OF FUNDS INVESTMENT ACT FILE NUMBER: 811-4581

                           [LOGO]
                         CORNERCAP
                       GROUP OF FUNDS

              A "Series" Investment Company


  CORNERCAP BALANCED FUND        CORNERCAP GROWTH FUND

           STATEMENT OF ADDITIONAL INFORMATION

                      July 30, 1999


 The CornerCap Balanced Fund (the "Balanced Fund") and the CornerCap Growth Fund (the "Growth Fund") are series of the CornerCap Group of Funds (collectively, the "Funds"), a diversified open-end management investment company registered with the Securities and Exchange Commission (the "SEC") as required by the Investment Company Act of 1940 (the "1940 Act").

 This Statement of Additional Information incorporates information by reference from the Balanced Fund's and the Growth Fund's
 Annual Reports to shareholders for the fiscal year ended March 31, 1999. These reports also accompany this Statement of Additional Information. Additional copies are available, without charge, by contacting the Funds.

 This Statement of Additional Information is not a prospectus, and it should be read in conjunction with the Prospectus of the Funds dated July 30, 1999, as may be amended from time to time (the "Prospectus"). Copies of the Prospectus may be obtained from CornerCap Investment Counsel, Inc., the Funds' investment advisor (the "Advisor") at the following address:


                 CORNERCAP INVESTMENT COUNSEL, INC.
                     The Peachtree, Suite 1700

                       1355 Peachtree Street
                         Atlanta, GA, 30309


           Voice: (888) 813-8637  Facsimile (404) 870-0770


                                               THE CORNERCAP GROUP OF FUNDS

                                      CORNERCAP BALANCED FUND  CORNERCAP GROWTH FUND

                                                   TABLE OF CONTENTS

 General Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1
 Investment Objectives, Policies and Risks . . . . . . . . . . . . . . . . . . . . . . . . . . .1
 Repurchase Agreements   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1
 Foreign Securities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .2
 Options   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .2
 Futures Contracts and Options on Futures Contracts  . . . . . . . . . . . . . . . . . . . . . .3
 Forward Foreign Currency Exchange Contracts   . . . . . . . . . . . . . . . . . . . . . . . . .3
 Swap Agreements   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .4
 Mortgage-Related Securities   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .4
 Risks of Mortgage-Related Securities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .5
 Convertible Securities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .6
 General   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .6
 Portfolio Turnover  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .6
 Investment Restrictions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .7
 Management  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .9
 Principal Shareholders  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .10
 Advisory and Administration Agreements  . . . . . . . . . . . . . . . . . . . . . . . . . . . .10
 Advisory and Operational Service Agreements   . . . . . . . . . . . . . . . . . . . . . . . . .10
 Advisory Agreements   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .11
 Services Agreements   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .11
 Administrator, Transfer Agent, Accounting Services Agent  . . . . . . . . . . . . . . . . . . .12
 Custodian   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .12
 Independent Public Accountants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .12
 Distributor . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .12
 Portfolio Transactions and Brokerage  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .13
 Capitalization  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .14
 Purchase and Redemption of Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .15
 Exchange Privilege  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .16
 Telephone Purchases, Exchanges, and Redemptions for Securities Firms  . . . . . . . . . . . . .16
 Net Asset Value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .16
 Distributions and Tax Status  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .17
 Performance Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .19
 Growth Fund   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .19
 Balanced Fund   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .20
 Performance Calculation   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .20
 Financial Statements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .20
 Appendix A  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .21



GENERAL INFORMATION

The CornerCap Group of Funds is a diversified open-end management investment company consisting of two separate portfolios, each of which represents a separate portfolio of investments. The funds currently comprising the CornerCap Group of Funds are the CornerCap
Balanced Fund and the CornerCap Growth Fund.

The CornerCap Funds were organized on January 6, 1986, as a
Massachusetts business trust.  Prior to August 13, 1990, the Growth
Fund was known as Wealth Monitors Fund. Between August 13, 1990, and September 25, 1992, the Growth Fund was known as the Sunshine
Growth Trust.  From September 25, 1992, until July 28, 1995, the
Growth Fund was known as the Cornerstone Growth Fund.  The Balanced
Fund is a new series of the CornerCap Funds that began operations on May 24, 1997, following the closing of a reorganization transaction with the Atlanta Growth Fund, Inc. pursuant to which the Balanced Fund acquired the assets and assumed certain liabilities of the Atlanta Growth Fund, Inc.

INVESTMENT OBJECTIVES, POLICIES AND RISKS

Please refer to "Prospectus Summary -- Investment Objectives and
Strategy," "Prospectus Summary -- Principal Risks of Investing in the Funds," and "The Fund In Detail: Investment Objectives and
Principal Strategies" in the Funds' Prospectus for a full discussion of the Funds' investment objectives, principal strategies and principal risks. The information set forth below describes additional investment strategies, types of investments, investments that the Funds may make when taking a temporary defensive position, and information regarding risks of certain of these types of investments that is not addressed in the Funds' Prospectus.
Following this information is information regarding portfolio turnover for the Funds that is not in the Funds' Prospectus, and information regarding the Funds' policies with respect to certain types of investment.




REPURCHASE AGREEMENTS: The Funds may engage in repurchase agreements. A repurchase agreement, which may be considered a "loan" under the Investment Company Act of 1940 as amended (the
"1940 Act"), is a transaction in which a fund purchases a security and simultaneously commits to sell the security to the seller at an agreed-upon price and date (usually not more than seven days) after the date of purchase. The resale price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. The Fund's risk is limited to the ability of the seller to pay the agreed-upon amount on the delivery date. In the opinion of management, this risk is not material; if the seller defaults, the underlying security constitutes collateral for the seller's obligations to pay. This collateral, equal to or in excess of 100% of the repurchase agreement, will be held by the custodian for the Fund's assets. However, in the absence of compelling legal precedents in this area, there can be no assurance that the Funds will be able to maintain its rights to such collateral upon default of the issuer of the repurchase agreement. To the extent that the proceeds from a sale upon a default in the obligation to repurchase are less than the repurchase price, the Funds would suffer a loss. It is intended
(but not required) that at no time will the market value of any of the Fund's securities subject to repurchase agreements exceed 50% of the total assets of entering into such agreement. It is intended for the Funds to enter into repurchase agreements with commercial banks and securities dealers. The Board of Trustees will monitor the creditworthiness of such entities.

FOREIGN SECURITIES: The Funds may invest directly in foreign equity securities traded on U.S. national exchanges or over-the-counter and in foreign securities represented by ADRs, as described below. The Fund may also invest in foreign currency-denominated

                                  -1-

fixed-income securities. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of cash or other assets of the Fund, political or financial instability, or diplomatic and other developments which could affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States.
Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements, and transaction costs of foreign currency conversions.

ADRs provide a method whereby the Funds may invest in securities issued by companies whose principal business activities are outside the United States. These securities will not be denominated in the same currency as the securities into which they may be converted.
Generally, ADRs, in registered form, are designed for use in U.S.
securities markets.

ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities, and may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.

OPTIONS:  The Funds may purchase and write put and call options on securities.  The Fund may write a call or put option only if the option is "covered" by the Funds holding a position in the
underlying securities or by other means which would permit
immediate satisfaction of the Fund's obligation as writer of the
option.   The purchase and writing of options involves certain
risks.  During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer
continues, has retained the risk of loss should the price of the underlying security decline.  The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option.  Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price.
If a put or call option purchased by the Funds is not sold when it has remaining value, and if the market prices of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Funds will lose its entire
investment in the option.  Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.  There can be no assurance that a liquid market will exist when the Funds seeks to close out an option position.  Furthermore, if trading



                                  -2-

restrictions or suspensions are imposed on the options market, a Fund may be unable to close out a position.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS: The Funds may invest in interest rate futures contracts and options thereon
("futures options"); the Funds may enter into foreign currency futures contracts and options; and the Funds may enter into stock index futures contracts and options thereon. Such contracts may not be entered into for speculative purposes. When a Fund purchases a futures contract, an amount of cash, U.S. Government securities, or money market instruments equal to the fair market value less initial and variation margin of the futures contract will be deposited in a segregated account to collateralize the position and thereby ensure that such futures contract is "covered."

There are several risks associated with the use of futures and futures options. The value of a futures contract may decline.
With respect to transactions for hedging, there can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the Fund's return might have been greater had hedging not been attempted.
There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.

Each Fund will only enter into futures contracts or futures options which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. Each Fund will use financial futures contracts and related options only for "bona fide hedging" purposes, as such term is defined in applicable regulations of the Commodity Futures
Trading Commission, or, with respect to positions in financial futures and related options that do not qualify as "bona fide hedging" positions, will enter into such non-hedging positions only to the extent that aggregate initial margin deposits plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money," would not exceed 5% of the Fund's total assets.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The Balanced Fund may enter into forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. Such contracts may not be entered into for speculative purposes. The Balanced Fund will not enter into forward contracts if, as a result, more than 10% of the value of its total assets would be committed to the consummation of such contracts, and will segregate assets or "cover" its positions consistent with requirements under the 1940 Act to avoid any potential leveraging of the Fund.

SWAP AGREEMENTS: The Balanced Fund may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Balanced Fund than if it had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for



                                  -3-

periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap;" interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor;" and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by the Balanced Fund would calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Balanced Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount").
Obligations under a swap agreement will be accrued daily (offset against amounts owing to the Balanced Fund) and any accrued but unpaid net amounts owed to a swap counterpart will be covered by the maintenance of a segregated account consisting of cash, U.S.
Government securities, or high- grade debt obligations, to avoid any potential leveraging of the Fund. The Balanced Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's total assets.

MORTGAGE-RELATED SECURITIES The Balanced Fund may invest in mortgage-backed and other asset-backed securities. These securities include mortgage pass-through certificates, collateralized mortgage obligations, mortgage-backed bonds and securities representing interests in other types of financial bonds.

Mortgage pass-through securities representing interests in "pools" of mortgage loans in which payments of both interest and principal on the securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities).

Payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association ["GNMA"]); or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage
Association ["FNMA"] or the Federal Home Loan Mortgage Corporation
["FHLMC"], which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations).

CMOs are securities which are typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FNMA, or FHLMC. Similar to a bond, interest and prepaid principal on a CMO are paid, in most cases, semiannually. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity



                                  -4-

classes will receive principal only after the first class has been retired. CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered
U.S. Government securities by the Fund, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying the Fund's diversification tests.

In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds").
Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third-party trustee as security for the Bonds.
Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z
Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off.
When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators
(primarily builders or savings and loan associations) to borrow against their loan portfolios.

Mortgage-backed bonds are general obligations of the issuer fully collateralized directly or indirectly by a pool of mortgages. The mortgages serve as collateral for the issuer's payment obligations on the bonds but interest and principal payments on the mortgages are not passed through either directly (as with GNMA certificates and FNMA and FHLMC pass- through securities) or on a modified basis
(as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity of a CMO but not that of a mortgage-backed bond (although, like many bonds, mortgage-backed bonds can provide that they are callable by the issuer prior to maturity).

Asset-backed securities are securities representing interests in other types of financial assets, such as automobile-finance receivables or credit-card receivables. Such securities are subject to many of the same risks as are mortgage-backed securities, including prepayment risks and risks of foreclosure.
They may or may not be secured by the receivables themselves or may be unsecured obligations of their issuers.

RISKS OF MORTGAGE-RELATED SECURITIES: Investment in mortgage-backed securities poses several risks, including prepayment, market, and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield.
Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.

Market risk reflects the risk that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has


                                 -5-

defaulted on its obligations.  Obligations issued by U.S.
Government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. Government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions. With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the "pass-through" payments may, at times, be difficult.

CONVERTIBLE SECURITIES: Although the equity investments of the Funds consist primarily of common and preferred stocks, the Funds may buy securities convertible into common stock if, for example, the Advisor believes that a company's convertible securities are undervalued in the market. Convertible securities eligible for purchase by the Funds include convertible bonds, convertible preferred stocks, and warrants. A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specific amount of the corporation's capital stock at a set price for a specified period of time. Warrants do not represent ownership of the securities, but only the right to buy the securities. The prices of warrants do not necessarily move parallel to the prices of underlying securities. Warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of a corporation issuing them. Warrant positions will not be used to increase the leverage of the Fund; consequently, warrant positions are generally accompanied by cash positions equivalent to the required exercise amount.

GENERAL: Notwithstanding the foregoing, the Funds do not currently anticipate investing more than 5% of their respective assets in repurchase agreements, foreign securities, options, futures, currency contracts, swap agreements or mortgage related securities.

PORTFOLIO TURNOVER

An annual portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding certain short-term securities) for a year and dividing that amount by the monthly average of the market value of such securities during the year. The Growth Fund's portfolio turnover rate for the fiscal year ended March 31, 1999 was 39%.
The Growth Fund's portfolio turnover rate in the future is expected to be in the range of 30% to 70%. The Balanced Fund's portfolio turnover rate for the fiscal year ended March 31, 1999 was 38%.
The Balanced Fund's portfolio turnover rate in the future is expected to be in the range of 30% to 70%. Higher turnover would involve correspondingly greater commissions and transaction costs.

INVESTMENT RESTRICTIONS

The Balanced Fund is subject to certain investment restrictions which are fundamental policies that cannot be changed without the approval of the holders of a majority (as defined in the 1940 Act) of the Balanced Fund's outstanding securities. The Balanced Fund's investment objective is such a policy. Among its other fundamental policies, the Fund may not: (i) with respect to 75% of its assets, invest more than 5% of the value of its total assets in securities of any one issuer (other than securities of the U.S. Government, its agencies and instrumentalities); or (ii) invest 25% or more of the value of its total assets in securities of issuers in any one industry.

The Growth Fund is subject to certain investment restrictions which are fundamental policies that cannot be changed without the approval of the holders of a majority (as defined in the 1940 Act) of the Growth Fund's outstanding securities. The Growth Fund's investment objective is such a policy. Among its other fundamental policies, the Growth Fund may not (i) invest more than 5% of the



                                  -6-

value of its total assets in securities of any one issuer (other than securities of the U.S. Government, its agencies and instrumentalities); or (ii) invest 25% or more of the value of its total assets in securities of issuers in any one industry.

It is the position of the staff of the SEC (and an operating although not a fundamental policy of the Funds) that open-end investment companies, such as the Funds, should not make certain investments if thereafter more than 15% of the value of their net assets would be invested in illiquid assets. The investments included in this 15% limit are (i) those which are illiquid, e.g., those which are subject to restriction as to disposition under Federal securities laws (which the Fund does not expect to own),
(ii) fixed time deposits subject to withdrawal penalties (other than overnight deposits), (iii) repurchase agreements having a maturity of more than seven days, and (iv) investments which are not readily marketable. This 15% limit does not include obligations payable at principal amount plus accrued interest within seven days after purchase.

Each of the Funds has also adopted the following restrictions as fundamental policies, which may not be changed without the favorable vote of the holders of a "majority," as defined in the 1940 Act, of the Fund's outstanding voting securities. Under the 1940 Act, the vote of the holders of a "majority" of a Fund's outstanding voting securities means the vote of the holders of the lesser of (i) 67% of the shares of the applicable Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares.
The Growth Fund may not:

  1. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

  2. Issue senior securities, borrow money or pledge its assets except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 33% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings;
the Fund will not purchase any additional portfolio securities while such borrowings are outstanding;

  3. Purchase any security if as a result the Fund would then hold more than 10% of any class of securities of an issuer (taking all common stock issues of an issuer as a single class, all preferred stock issues as a single class, and all debt issues as a single class) or more than 33.33% of the outstanding voting securities of an issuer;

  4. Purchase any security if as a result the Fund would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) less than three years old;

  5. Invest in securities of any issuer if, to the knowledge of the Fund, any officer or Trustee of the Fund or officer or director of the Advisor owns more than 1/2 of 1% of the outstanding securities of such issuer, and such Trustees, officers and Trustees who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer;

  6. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

  7. Make investments for the purpose of exercising control or management;

  8. Participate on a joint, or joint and several basis in any trading account in securities;

  9.  Invest in securities of other registered investment companies;

 10. Invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the common stocks of companies which invest in or sponsor such programs;

 11.  Make loans, except through repurchase agreements;


                                  -7-

 12. Purchase warrants if as a result the Fund would then have more than 5% of its total net assets (taken at the lower of cost or current value) invested in warrants, or if more than 2% of the value of the Fund's total net assets would be invested in warrants which are not listed on the New York or American Stock Exchanges, except for warrants included in units or attached to other securities;

 13. Buy or sell commodities or commodity contracts, or real estate or interests in real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate. It may buy or sell futures contracts or options thereon for hedging purposes as described in the Fund's prospectus.

The Balanced Fund may not:

  1. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

  2. Issue senior securities, borrow money or pledge its assets except as permitted by the 1940 Act.

  3. Purchase any security if as a result the Fund would then hold more than 10% of any class of securities of an issuer (taking all common stock issues of an issuer as a single class, all preferred stock issues as a single class, and all debt issues as a single class) or more than 33.33% of the outstanding voting securities of an issuer;

  4. Purchase any security if as a result the Fund would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) less than one year old;

  5. Invest in securities of any issuer if, to the knowledge of the Fund, any officer or Trustee of the Fund or officer or director of the Advisor owns more than 1/2 of 1% of the outstanding securities of such issuer, and such Trustees, officers and Trustees who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer;

  6. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

  7. Make investments for the purpose of exercising control or management;

  8. Participate on a joint, or joint and several basis in any trading account in securities;

  9. Invest in securities of other registered investment companies except as permitted by Section 12 of the 1940 Act;

 10. Invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the common stock of companies which invest in or sponsor such programs;

 11.  Make loans, except through repurchase agreements;

 12. Purchase warrants if as a result the Fund would then have more than 5% of its total net assets (taken at the lower of cost or current value) invested in warrants, or if more than 2% of the value of the Fund's total net assets would be invested in warrants which are not listed on the New York or American Stock Exchanges, except for warrants included in units or attached to other securities; and

 13. Buy or sell commodities or commodity contracts, or real estate or interests in real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate. It may buy or sell futures contracts or options thereon for hedging purposes as described in the Fund's prospectus.

MANAGEMENT

The Board of Trustees is responsible for the overall management of the Funds, including general supervision and review of its


                                 -8-

investment activities. The officers, who administer the Funds' daily operations, are appointed by the Board of Trustees. The current Trustees and principal officers of the Funds, their addresses, and their principal occupations for the past five years are set forth below. "Interested" trustees, as defined by the 1940
Act, are designated below by an asterisk.

Name (Age)
Address
(a) Position With Trust
(b) Principal Occupations During Past Five Years

THOMAS E. QUINN (52)*
The Peachtree, Suite 1700
1355 Peachtree St. NE
Atlanta, GA  30309
(a) Trustee, President, CFO, and Treasurer
(b) President, CornerCap Investment Counsel

GENE A. HOOTS (58)*
3000 Big Oak Dr.
Charlotte, NC  28210
(a) Vice President
(b) Chairman Emeritus, CornerCap Investment
    Counsel

RICHARD T. BEAN (35)
The Peachtree, Suite 1700
1355 Peachtree St. NE
Atlanta, GA 30309
(a) Vice-President
(b) Portfolio Manager, CornerCap Investment Counsel
    Assistant Controller, Godwins Inc. (an
    employee benefit plan administrator)

JOHN A. HACKNEY, III (32)
The Peachtree, Suite 1700
1355 Peachtree St. NE
Atlanta, GA  30309
(a) Secretary
(b) Compliance Officer, CornerCap Investment
       Counsel
    Risk Manager, Keogler, Morgan & Company
       (a broker-dealer firm)

RICHARD L. BOGER (52)
303 Townsend Place, NW
Atlanta, GA  30327
(a) Trustee
(b) President, Export Insurance Services, Inc.

G. HARRY DURITY (50)
58 Close Road
Greenwich, CT  06831
(a) Trustee
(b) Sr. Vice President, Corporate Development,
    Automatic Data Processing, Inc.

LAURIN M. MCSWAIN (47)

3000 Andrews Drive, NW, No. 5
Atlanta, GA  30305
(a) Trustee
(b) Attorney, Bloodworth & McSwain

The Growth Fund incurred aggregate Trustees' fees and expenses for fiscal years ended March 31, 1999 of $7,047. The Balanced Fund incurred aggregate Trustees' fees and expenses for fiscal year ended
March 31, 1999, of $3,181. Trustees who are not affiliated with the Advisor receive $500 from the Growth Fund and $250 from the Balanced
Fund per regular meeting and committee meeting attended, plus reimbursement of out of pocket expenses for attending Board meetings.
During the fiscal year ended March 31, 1999, each non-affiliated trustee received $2,000 from the Growth Fund and $1,000 from the Balanced Fund on account of fees, plus reimbursement of expenses.


                                  -9-

PRINCIPAL SHAREHOLDERS

As of March 31, 1999, Victor Andrews is a record holder of 20.75% of the CornerCap Balanced Fund's outstanding shares. Victor Andrews' address is P.O. Box 847, Mocksville, NC 27028.

As of March 31, 1999, the Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Balanced
Fund.

As of March 31, 1999, the Trustees and Officers, as a group, beneficially owned less than 1% of the outstanding shares of the Growth Fund.


ADVISORY AND ADMINISTRATION ARRANGEMENTS

Reference is made to "Management -- Investment Advisor" and
"Management -- Portfolio Management" in the Prospectus for certain information concerning the management and advisory arrangements of the Funds.

ADVISORY AND OPERATIONS SERVICES AGREEMENTS:  CornerCap Investment
Counsel, Inc. (the "Advisor") has entered into an Investment
Advisory Agreement with each Fund to provide investment management services to the Fund (the "Advisory Agreements"). In addition to the Advisory Agreements, the Advisor has entered into an Administrative Services Agreement with each Fund to provide, or make arrangements for the provision of, virtually all day-to-day operational services to the Fund (the "Services Agreements").

The Advisor was organized as a Georgia corporation and registered with the SEC as an investment advisor in 1989. The Advisor is controlled by Thomas E. Quinn who owns a controlling interest of the Advisor's outstanding shares. The Advisor's offices are located at The Peachtree, Suite 1700, 1355 Peachtree Street,
Atlanta, Georgia 30309.


As explained in the Prospectus, the terms of the Advisory
Agreements and the Services Agreements empower the Advisor, subject to the Board of Trustees of the CornerCap Group of Funds, to manage each respective Fund's assets and provide or arrange for the provision of operational and other administrative services for the day-to-day operation of each respective Fund. Each Fund pays the Advisor for the services performed under its respective Advisory
Agreement a monthly fee at the annual rate of 1% of each Fund's average daily net assets. Under its Services Agreement, the Balanced
Fund pays the Advisor a monthly fee at the annual rate of .30% of the Fund's average daily net assets, and under its Services Agreement, the Growth Fund pays the Advisor a monthly fee at an annual rate of
 .50% of the Fund's average daily net assets. Accordingly, total expenses for the Balanced Fund, excepting brokerage interest, taxes, litigation, and other extraordinary expenses, equals an annual rate of 1.30% of the daily net asset value of the Fund. Total expenses for the Growth Fund, excepting brokerage interest, taxes, litigation, and other extraordinary expenses, is an annual rate of 1.50% of the daily net asset value of the Fund.

ADVISORY AGREEMENTS:  The Balanced Fund has entered into an
Investment Advisory Agreement dated November 6, 1996 with the
Advisor and the Growth Fund has entered into an Investment Advisory
Agreement dated September 9, 1992 with the Advisor. Each Fund pays the Advisor for the services performed under its respective
Advisory Agreement a monthly fee at the annual rate of 1% of each Fund's average daily net assets. Each Advisory Agreement also provides that in the event the expenses of the Fund (including the fees of the Advisor and amortization of organization expenses but excluding interest, taxes, brokerage commissions and extraordinary


                                 -10-

expenses) for any fiscal year exceed the limit set by applicable regulations of a state securities commission, the Advisor will reduce its fee to the each Fund by the amount of such excess up to the full amount of the advisor's annual fee. Any such reductions are accrued and paid in the same manner as the Advisor's fee and are subject to readjustment during the year. During the fiscal years ended March 31, 1997, 1998, and 1999, the Growth Fund paid the
Advisor fees of $62,000, $75,000, and $148,217 respectively. During the period of May 24, 1997, through March 31, 1998, the Advisor subsidized the Balanced Fund in the amount of $4,175. During the period March 31, 1998, through March 31, 1999, the Balanced Fund paid the Advisor fees of $29,532.

Unless earlier terminated, each Advisory Agreement will remain in effect from year to year if approved annually (a) by the Board of Trustees of the CornerCap Group of Funds or by a majority of the outstanding shares of the applicable Fund; and (b) by a majority of the Trustees who are not parties to such contract or interested persons (as defined in the Investment Company Act of 1940) of any such party. Each Advisory Agreement terminates automatically upon assignment and may be terminated without penalty on 60 days written notice at the option of either party thereto or by the vote of the shareholders of the applicable Fund.

The Advisory Agreements also provide that the Advisor shall not be liable to the Funds for any error of judgment by the Advisor or for any loss sustained by the Funds except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages will be limited as provided in the 1940 Act) or of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

SERVICES AGREEMENTS: Each Fund pays the Advisor for the services performed under its respective Services Agreement. Under the Services Agreements, the Advisor provides day-to-day operational services to the Funds. The Balanced Fund pays the Advisor a monthly fee at the annual rate of .30% of the Fund's average daily net assets. The Growth Fund pays the Advisor a monthly fee at an annual rate of .50% of the Fund's average daily net assets.

Under their respective Services Agreements, each Fund and the Advisor have entered into several agreements with third party providers to provide, among other services, accounting, administrative, dividend disbursing, transfer agent, registrar, custodial, shareholder reporting, sub-accounting and recordkeeping services to the Fund. Neither Fund is obligated to pay any expenses or fees under any of these third party agreements.

ADMINISTRATOR, TRANSFER AGENT, ACCOUNTING SERVICES AGENT:  Fortune
Fund Administration, Inc., The Peachtree, Suite 1775, 1355
Peachtree Street, N.E., Atlanta, Georgia  30309, serves as the
Funds' Transfer Agent, Administrator, and Accounting Services
Agent. As Transfer Agent, Fortune Fund Administration disburses dividends, processes new accounts, purchases, redemptions, transfers, and issues new certificates. Pursuant to the Services
Agreement, the Advisor will pay all of the administration fees of Fortune Fund Administration, Inc. Fortune Fund Administration,
Inc. is an affiliate of the Advisor.

CUSTODIAN:  UMB Bank, N.A., 985 Grand Avenue, Kansas City, Missouri
64105, acts as the Funds' Custodian. As Custodian, UMB Bank is responsible for keeping the Funds' assets in safekeeping and to collect income.

INDEPENDENT PUBLIC ACCOUNTANTS:  Tait, Weller & Baker, 810 Center
Plaza, Suite 800, Philadelphia, Pennsylvania  19103, serve as the
Funds' independent public accountants, performing an annual audit



                                 -11-

of the Funds' accounts, assisting in the preparation of certain reports to the SEC, and preparing the Funds' tax returns.

DISTRIBUTOR:  The Balanced Fund entered into a Distribution
Agreement effective as of December 6, 1996, and the Growth Fund entered into a Distribution Agreement effective as of March 31, 1995, pursuant to which Attkisson, Carter & Akers, Inc., One
Buckhead Plaza, Suite 1450, 3060 Peachtree Road, N.W., Atlanta,
Georgia 30305, a securities broker/dealer registered pursuant to the Securities Exchange Act of 1934, and located in Atlanta, Georgia, serves as the distributor of the Funds (the
"Distributor").  No fees are paid pursuant to this Agreement.

The Distribution Agreement will remain in effect from year to year, but only so long as such continuance is approved at least annually by a vote of the Board of Trustees of the CornerCap Group of Funds or by vote of a majority of the outstanding voting securities of the Fund and of the Trustees who, except for their positions as Trustees, are not "interested persons" (as defined in the Investment Company Act) of the Funds. In addition either party to each Fund's respective Distribution Agreement may terminate the Distribution Agreement upon 60 days written notice to the other party. The Distribution Agreements terminate automatically if "assigned" (as defined in the Investment Company Act).

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Advisory Agreement states that in connection with its duties to arrange for the purchase and the sale of securities held in the portfolio of the Funds by placing purchase and sale orders for the Funds, the Advisor shall select such broker-dealers ("brokers") as shall, in the Advisor's judgment, implement the policy of the Funds to achieve "best execution" -- i.e., prompt and efficient execution at the most favorable securities price. In making such selection, the Advisor is authorized in the Advisory Agreements to consider the reliability, integrity and financial condition of the broker.

The Advisor is also authorized by the Advisory Agreements to consider whether the broker provides brokerage and/or research services to the Funds and/or other accounts of the Advisor. The
Advisory Agreements state that the commissions paid to brokers may be higher than another broker would have charged if a good faith determination is made by the Advisor that the commission is reasonable in relation to the services provided, viewed in terms of either that particular transaction or the Advisor's overall responsibilities as to the accounts as to which it exercises investment discretion and that the Advisor shall use its judgment in determining that the amount of commissions paid are reasonable in relation to the value of brokerage and research services provided and need not place or attempt to place a specific dollar value on such services or on the portion of commission rates reflecting such services. The Advisory Agreements provide that to demonstrate that such determinations were in good faith, and to show the overall reasonableness of commissions paid, the Advisor shall be prepared to show that commissions paid (i) were for purposes contemplated by the Advisory Agreements; (ii) were for products or services which provide lawful and appropriate assistance to the Advisor's decision-making process; and (iii) were within a reasonable range as compared to the rates charged by brokers to other institutional investors as such rates may become known from available information. The Funds recognize in the Advisory Agreements that, on any particular transaction, a higher than usual commission may be paid due to the difficulty of the transaction in question.

The research services discussed above may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as services assisting the Funds in the valuation of the Funds' investments.


                                 -12-

The research which the Advisor receives for the Fund's brokerage commissions, whether or not useful to the Funds, may be useful to the Advisor in managing the accounts of the Advisor's other advisory clients. Similarly, the research received for the commissions of such accounts may be useful to the Funds.

In the over-the-counter market, securities are frequently traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Money market instruments usually trade on a "net" basis as well. On occasion, certain money market instruments may be purchased by the Funds directly from an issuer in which case no commissions or discounts are paid. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

During the three fiscal years ended March 31, 1997, 1998, and 1999, the Growth Fund paid total brokerage commissions of $61,278, $59,832, and $78,318 respectively. For the periods from May 24, 1997
(commencement of operations), through March 31, 1998, and March 31,
1998 through March 31, 1999, the Balanced Fund paid brokerage commissions of $12,500 and $10,115 respectively.

Though the Funds do not have a contractual obligation to direct brokerage to the Distributor, the Funds may direct a percentage of their portfolio securities transactions to the Distributor when, in the opinion of the Advisor, such directed brokerage represents best execution. The Distributor and its principals indirectly receive compensation from brokerage fees paid by the Fund to the Distributor with respect to portfolio securities trades for the Distributor's brokerage services.

For the fiscal years ended March 31, 1998 and 1999, the Balanced Fund paid brokerage commissions to the Distributor of $0 and $0, respectively.
During the fiscal year ended March 31, 1999, the Balanced Fund paid 0% of its aggregate brokerage commissions to the Distributor, and the Balanced Fund effected 0% of its aggregate dollar amount of transactions involving the payment of commissions through the Distributor.

For the fiscal years ended March 31, 1997, 1998, and 1999, the Growth
Fund paid brokerage commissions to the Distributor of $36,654, $17,304, and $15,096, respectively. During the fiscal year ended March 31, 1999, the Growth Fund paid 19% of its aggregate brokerage commissions to the Distributor, and the Growth Fund effected 12% of its aggregate dollar amount of transactions involving the payment of commissions through the Distributor.

CAPITALIZATION

The Funds are series of the CornerCap Group of Funds.  The
Declaration of Trust of the CornerCap Group of Funds permits its Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Funds. Each share represents an interest in a Fund proportionately equal to the interest of each other share. Upon either Fund's liquidation, all shareholders of such Fund would share pro rata in the net assets of the Fund in question available for distribution to shareholders.
If they deem it advisable and in the best interest of shareholders, the Board of Trustees may create additional classes of shares which differ from each other only as to dividends. The Board of Trustees has created two classes of shares (i.e., the CornerCap Balanced
Fund and the CornerCap Growth Fund), but the Board may create additional classes in the future, which have separate assets and liabilities; each of such classes has or will have a designation including the word "Series" or "Fund." Income, direct



                                 -13-

liabilities and direct operating expenses of each series will be allocated directly to each series, and general liabilities and expenses of the Funds will be allocated among the series in proportion to the total net assets of each series by the Board of Trustees.

Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares) and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. Matters submitted to shareholders must be approved by a majority of the outstanding securities of each series, unless the matter does not affect a particular series, in which case only the affected series' approval will be required.

The Declaration of Trust provides that the Funds' shareholders have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee. The
Trustees will call a meeting of shareholders to vote on the removal of a trustee upon the written request of the record holders of ten percent of its shares. In addition, ten shareholders holding the lesser of $25,000 worth or one percent of Fund shares may advise the Trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a Trustee. The Trustees will then, if requested by the applicants, mail at the applicants' expense the applicants' communications to all other shareholders. Except for a change in the name of the Funds, no amendment may be made to the Declaration of Trust without the affirmative vote of the holders of more than 50% of its outstanding shares. The holders of shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth above. The Funds may be terminated upon the sale of its assets to another issuer, if such sale is approved by the vote of the holders of more than 50% of the outstanding shares of each series, or upon liquidation and distribution of its assets, if so approved. If not so terminated, the Funds will continue indefinitely.

Under Massachusetts law, a shareholder of a Massachusetts business trust may be held liable as a partner under certain circumstances.
The Declaration of Trust, however, contains an express disclaimer of shareholder liability for its acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Funds or its Trustees. The Declaration of Trust provides for indemnification and reimbursement of expenses out of the appropriate Fund's property for any shareholder held personally liable for its obligations. The Declaration of Trust also provides that the Funds shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Funds and satisfy any judgment thereon. In addition, the operation of the Funds as investment companies would not likely give rise to liabilities in excess of its assets. Thus the risk of a shareholder incurring financial loss on account of shareholder liability is highly unlikely and is limited to the relatively remote circumstances in which the Funds would be unable to meet its obligations.

PURCHASE AND REDEMPTION OF SHARES

Reference is made to "Purchasing Shares" in the Prospectus for more information concerning how to purchase shares.

EXCHANGE PRIVILEGE: You may exchange your shares in any CornerCap fund for those in another CornerCap fund on the basis of their respective NAV's at the time of the exchange. Before making any exchange, be sure to review this Prospectus closely and consider the Funds' differences. Please note that since an exchange is the redemption of shares from one fund followed by the purchase of shares in another, any gain or loss realized on the exchange is recognizable for federal income tax purposes (unless your account is tax deferred). You may make up to four exchanges during a calendar year between identically registered accounts.


                                 -14-

The Fund reserves the right to reject any exchange request, or to modify or terminate exchange privileges at any time. Notice of all such modifications or termination will be given at least 60 days prior to the effective date of the change in privilege, except for unusual instances (such as when redemptions of the exchange are suspended under Section 22(e) of the Investment Company Act of 1940, or when sales of the fund into which you are exchanging are temporarily stopped).

If the CornerCap Group of Funds' Board of Trustees determines that it would be detrimental to the best interests of the remaining shareholders of the respective Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the portfolio of the respective Fund, in lieu of cash, in conformity with applicable rules of the SEC. The Funds, however, have elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of its net asset value during any 90 day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, each Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder would incur brokerage costs in converting the assets into cash.

TELEPHONE PURCHASES, EXCHANGES, AND REDEMPTIONS FOR SECURITIES
FIRMS: The following purchase and redemption telephone procedures have been established by the Funds for investors who purchase Fund shares through member firms of the National Association of Securities Dealers, Inc. (the "NASD") who have accounts with the Funds for the benefit of their clients. Telephone purchases and redemptions will be effected by the Funds only through such NASD members, who in turn will be responsible for crediting the investor's account at the NASD member with the amount of any purchase or redemption pursuant to its account agreement with the investor's instruction to purchase or redeem Fund shares.

NASD member firms may charge a reasonable handling fee for providing this service. Such fees are established by each NASD member acting independently from the Funds and neither the Funds nor the Distributor receives any part of such fees. Such handling fees may be avoided by investing directly with the Funds through the Distributor, but investors doing so will not be able to avail themselves of the Funds' telephone privileges.

Member firms of the NASD may telephone the Distributor at (800)
628-4077 and place purchase and redemption orders on behalf of investors who carry their investments in a Fund through the member's account with the appropriate Fund.

PURCHASE BY TELEPHONE. Shares shall be purchased at the net asset value next determined after receipt of the purchase request by the applicable Fund. Payment for shares purchased must be received from the NASD member firm by the appropriate Fund by wire no later than the third business day following the purchase order. If payment for any purchase order is not received on or before the third business day, the order is subject to cancellation by the Fund and the NASD member firm's account with the Fund will immediately be charged for any loss.

REDEMPTION BY TELEPHONE. The redemption price is the net asset value next determined after the receipt of the redemption request by the applicable Fund. Payment for shares redeemed will be made or delayed as provided above under "Redeeming Shares."

By electing telephone purchase and redemption privileges, NASD member firms, on behalf of themselves and their clients, agree that neither the Funds, the Distributor nor the Transfer Agent shall be liable for following instructions communicated by telephone and


                                 -15-

reasonably believed to be genuine. Each Fund and its agents provide written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone instructions are genuine. In addition, all telephone transactions are recorded. As a result of these and other policies, the NASD member firm may bear the risk of any loss in the event of such a transaction. If either
Fund fails to employ this and other established procedures, it may be liable. Each Fund reserves the right to modify or terminate telephone privileges at any time.

NET ASSET VALUE

As indicated in the Prospectus, the net asset value per share of the Funds' shares will be determined as of 4:15 p.m. on each day that the New York Stock Exchange (the "NYSE") is open for trading.
The NYSE annually announces the days on which it will not be open for trading; the most recent announcement indicates that it will not be open on the following days: New Year's Day, Martin Luther
King Day, Washington's Birthday, President's Day, Good Friday,
Memorial Day, Independence Day, Labor Day, Thanksgiving Day and
Christmas Day. However, it should be noted that the NYSE may close on days not included in that announcement.

In determining the net asset value of the Funds' shares, common stocks and other securities that are listed on a national securities exchange or the NASDAQ National Market System are valued at the last sale price as of 4:15 p.m., New York time, on each day that the NYSE is open for trading, or, in the absence of recorded sales, at the last closing price on such exchange or on such System. Unlisted securities that are not included in such National
Market System are valued at the closing price in the over-the-counter market. Valuations of fixed-income securities are supplied by independent pricing services used by each Fund. Valuations of fixed-income securities are based upon a consideration of yields or prices of obligations of comparable quality, coupon, maturity and type, indications as to value from recognized dealers, and general market conditions. The pricing service may use electronic data processing techniques and/or computerized matrix system to determine valuations. Fixed-income securities for which market quotations are readily available are value based upon those quotations. The procedures used by the pricing service are reviewed by the applicable Fund under the general supervision of the Trustees. The Trustees may deviate from the valuation provided by the pricing service whenever, in their judgment, such valuation is not indicative of the fair value of the obligation.

Securities and other assets for which market quotations are not readily available are valued by appraisal at their fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Board of Trustees. Debt securities which mature in less than 60 days are valued at amortized cost (unless the Board of Trustees determines that this method does not represent the fair market value of such assets), if their original maturity was 60 days or less.

DISTRIBUTIONS AND TAX STATUS

The Balanced Fund and the Growth Fund typically distribute their respective net income or capital gains one time during each calendar year, usually in December. For the convenience of investors, each Fund reinvests all income dividends and capital gains distributions in full and fractional shares of the respective Fund, unless the shareholder has given prior written notice to the transfer agent that the payment should be made in cash.

All dividends from net investment income together with those derived from the excess of net short-term capital gain over net long-term capital loss (collectively, "income dividends"), will be taxable as ordinary income to shareholders whether or not paid in


                                 -16-

additional shares. Any distributions derived from the excess of net long-term capital gain over net short-term capital loss
("capital gains distributions") are taxable as long-term capital gains to shareholders regardless of the length of time a shareholder has owned his shares. Any loss realized upon the redemption of shares within six months after the date of their purchase will be treated as a long-term capital loss to the extent of amounts treated as distributions of net long-term capital gain during such six-month period.

Income dividends and capital gains distributions are taxed in the manner described above, regardless of whether they are received in cash or reinvested in additional shares. Shareholders of each Fund will receive information annually on Form 1099 with respect to the amount and nature of income and gains to assist them in reporting the prior calendar year's distributions on their Federal income tax return.

Distributions which are declared in October, November, or December but which are not paid to shareholders until the following January will be treated for tax purposes as if received on December 31 of the year in which they were declared.

The exchange of one Fund's shares for shares of another Fund will be treated as a sale and any gain thereon may be subject to federal income tax.

Each Fund may liquidate the account of any of its shareholder who fails to furnish its certificate of taxpayer identification number within 30 days after date the account was opened.

Each Fund has qualified and elected to be treated as a "regulated investment company" under Subchapter M of the Code during its previous fiscal periods and intends to continue to do so in the future. A fund that is qualified under Subchapter M will not be subject to federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to its shareholders. Neither Fund anticipates being subject to Federal income or excise taxes because each Fund intends to distribute all of its net investment income and net capital gains to its shareholders for a fiscal year in accordance with the timing requirements of the Code and to meet other requirements of the Code relating to the sources of income and diversification of its assets.

When an income dividend or capital gains distribution is paid by either Fund, net asset value per share of the appropriate Fund is reduced automatically by the amount of the dividend or distribution. If net asset value per share is reduced below a shareholder's cost basis as a result, such a distribution might still be taxable to the shareholder as ordinary income or capital gain (as the case may be) although in effect it represents a return of invested capital. For this reason, investors should consider carefully the desirability of purchasing shares immediately prior to a distribution date.

Neither Fund intends to invest in foreign issuers which meet the definition in the Code of passive foreign investment companies


                                 -17-

("PFICs"). However, foreign corporations are not required to certify their status as PFICs to potential U.S. investors, and the Funds may unintentionally acquire stock in a PFIC. Either Fund's income and gain, if any, from the holding of PFIC stock may be subject to a non-deductible tax at the Fund level.

A portion of each Fund's income dividends may be eligible for the dividends-received deduction allowed to corporations under the Code, if certain requirements are met. Investment income received by either Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source.

Under the Code, the Funds may be required to impose backup withholding at a rate of 31% on income dividends and capital gains distributions, and payment of redemption proceeds to individuals and other non-exempt shareholders, if such shareholders have not provided a correct taxpayer identification number and made the certifications required by the Internal Revenue Service on the account application. A shareholder in either Fund may also be subject to backup withholding if the Internal Revenue Service or a broker notifies the applicable Fund that the shareholder is subject to backup withholding.

The treatment of income dividends and capital gains distributions to shareholders of the Funds under the various foreign, state, and local income tax laws may not parallel that under the Federal law.
Shareholders should consult their tax adviser with respect to applicable foreign, state, and local taxes.

PERFORMANCE INFORMATION

From time to time, the Funds may publish their total return in advertisements and communications to investors. Total return information will include the Funds' average annual compounded rate of return over the most recent four calendar quarters and over the period from the Funds' inception of operations. The Funds may also advertise aggregate and average total return information over different periods of time. The Funds' total return will be based upon the value of the shares acquired through a hypothetical $1,000 investment at the beginning of the specified period and the net asset value of such shares at the end of the period, assuming reinvestment of all distributions at net asset value. Total return figures will reflect all recurring charges against the Funds' income.

Investors should note that the investment results of the Funds will fluctuate over time, and any presentation of the Funds' total return for any period should not be considered as a representation of what an investor's total return may be in any future period.

In reports or other communications to shareholders and in advertising material, the Funds may compare performance with that of other mutual funds as listed in the rankings prepared by Lipper
Analytical Services, Inc. and similar independent services that monitor the performance of mutual funds, or unmanaged indices of securities of the type in which the Fund invests.

GROWTH FUND: The average annual rates of return (unaudited) as of March 31, 1999 for the Growth Fund for the periods listed below
(since inception of management by CornerCap Investment Counsel) are as follows:


1 year              -26.0%
5 years              11.0%
10 years              9.5%



                                 -18-

As an example, based on the average annual compound rates of return listed above over these periods, you could have expected the following values (unaudited) on a $1,000 investment assuming no redemption at the end of each time period.

One Year      3 Years    5 Years   10 Years
--------------------------------------------

  $740        $1,084      $1,687    $2,476

CornerCap Investment Counsel, Inc. (formerly Cornerstone Capital
Corp.) became the investment advisor to the Growth Fund in August
1992. Prior to that time, the Growth Fund was known by other names and was advised and managed by other entities. The Growth Fund was organized originally on January 6, 1986. Per share income and capital changes for the last ten years of the Growth Fund are also included in the Prospectus under "Financial Highlights" and performance information since inception is available upon request.


BALANCED FUND: The average annual rates of return as of the end of the most recent fiscal year ended March 31, 1999, and for the period beginning May 27, 1997 (since inception) for the Balanced
Fund are as follows:

1 year              -0.5%
Since inception      9.2%

As an example, based on the average annual compound rates of return listed above over the most recent fiscal year and the period May
27, 1997 to March 31, 1999 (since inception), you could have expected the following values on a $1,000 investment assuming no redemption at the end of the period (Unaudited):

     One year       Since Inception
     ------------------------------

       $995             $1,152

CornerCap Investment Counsel, Inc. (formerly Cornerstone Capital
Corp.) has been investment advisor to the Balanced Fund since its inception following the closing of a reorganization transaction with The Atlanta Growth Fund, Inc. on May 24, 1997, pursuant to which the Balanced Fund assumed certain assets and liabilities of The Atlanta Growth Fund, Inc.

PERFORMANCE CALCULATION: The following is a brief description of how performance is calculated. Quotations of average annual total return for the Funds will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1 year, 5 years, and since inception.
These are the annual total rates of return that would equate the initial amount invested to the ending redeemable value. These rates of return are calculated with the following formula:

     P(1+T)n = ERV

(where T = average annual total return; ERV = ending redeemable value of a hypothetical initial payment of $10,000; and n = number of years). All total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.

FINANCIAL STATEMENTS

The financial statements of the Growth Fund for the year ended
March 31, 1999 and the report of the Growth Fund's independent accountants are included in the Growth Fund's Annual Report to shareholders and are incorporated by reference into this SAI. A copy of the Annual Report accompanies this SAI.

The Balanced Fund is a series of CornerCap that began operations on May 24, 1997, following the closing of a reorganization transaction with The Atlanta Growth Fund, Inc., pursuant to which the Balanced
Fund assumed certain assets and liabilities of The Atlanta Growth
Fund, Inc.  The financial statements of the Balanced Fund for the



                                 -19-

year ended March 31, 1999, and the Report of the Balanced Fund's independent accountants are included in the Balanced Fund's Annual
Report to Shareholders and are incorporated by reference into this SAI. A copy of the Annual Report accompanies this SAI.


APPENDIX A

DEFINITIONS: Some of the terms used in the Fund's Prospectus and this Statement of Additional Information are described below.

MONEY MARKET: The term "money market" refers to the marketplace composed of the financial institutions which handle the purchase and sale of liquid, short-term, high-grade debt instruments. The money market is not a single entity, but consists of numerous separate markets, each of which deals in a different type of short-term debt instrument. These include U.S. Government obligations, commercial paper, certificates of deposit and bankers' acceptances, which are generally referred to as money market instruments.

U.S. GOVERNMENT OBLIGATIONS: U.S. Government obligations are debt securities (including bills, notes and bonds) issued by the U.S.
Treasury or issued by an agency or instrumentality of the U.S.
Government which is established under the authority of an Act of Congress. Such agencies or instrumentalities include, but are not limited to, the Federal National Mortgage Association, Government
National Mortgage Association, the Federal Farm Credit Bank, and the Federal Home Loan Bank. Although all obligations of agencies, authorities and instrumentalities are not direct obligations of the U.S. Treasury, payment of the interest and principal on these obligations is generally backed directly or indirectly by the U.S.
Government. This support can range from the backing of the full faith and credit of the United States to U.S. Treasury guarantees, or to the backing solely of the issuing instrumentality itself. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

BANK OBLIGATIONS: Bank obligations include certificates of deposit which are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to one year) at a stated interest rate.

BANKERS' ACCEPTANCES: Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

TIME DEPOSITS: Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate.

COMMERCIAL PAPER: Commercial paper consists of short-term (usually one to 180 days) unsecured promissory notes issued by corporations in order to finance their current operations.

CORPORATE DEBT OBLIGATIONS: Corporate debt obligations are bonds and notes issued by corporations and other business organizations, including business trusts, in order to finance their long-term credit needs.

CERTIFICATES OF DEPOSIT: Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.

MORTGAGE-BACKED SECURITIES: Mortgage-backed securities are interests in a pool of mortgage loans. Most mortgage securities are pass-through securities, which means that they provide investors with payments consisting of both principal and interest


                                 -20-

as mortgages in the underlying mortgage pool are paid off by the borrowers. The dominant issuers or guarantors of mortgage securities are the Government National Mortgage Association
("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC").

COLLATERALIZED MORTGAGE OBLIGATIONS: Collateralized mortgage obligations ("CMOs") are hybrid instruments with characteristics of both mortgage-backed and mortgage pass-through securities. Similar to a bond, interest and prepaid principal on a CMO are paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired.

MUNICIPAL BONDS: Municipal bonds are debt obligations which generally have a maturity at the time of issue in excess of one year and are issued to obtain funds for various public purposes.
The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities, or, in some cases, from the proceeds of a special excise or specific revenue source. Industrial development bonds or private activity bonds are issued by or on behalf of public authorities to obtain funds for privately operated facilities and are, in most cases, revenue bonds which do not generally carry the pledge of the full faith and credit of the issuer of such bonds, but depend for payment on the ability of the industrial user to meet its obligations (or any property pledged as security).

ZERO COUPON BONDS: Zero coupon bonds are debt obligations issued without any requirement for the periodic payment of interest. Zero coupon bonds are issued at a significant discount from face value.
The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance. A
Fund, if it holds zero coupon bonds in its portfolio, however, would recognize income currently for Federal tax purposes in the amount of the unpaid, accrued interest (determined under tax rules) and generally would be required to distribute dividends representing such income to shareholders currently, even though funds representing such income would not have been received by the Fund. Cash to pay dividends representing unpaid, accrued interest may be obtained from sales proceeds of portfolio securities and Fund shares and from loan proceeds. Because interest on zero coupon obligations is not paid to the Fund on a current basis but is in effect compounded, the value of the securities of this type is subject to greater fluctuations in response to changing interest rates than the value of debt obligations which distribute income regularly.

RATINGS OF CORPORATE DEBT OBLIGATIONS: The characteristics of corporate debt obligations rated by Moody's are generally as follows:

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


                                 -21-

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.
Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements. The future of such bonds cannot be considered as well assured.

B - Bonds which are rated B generally lack characteristics of a desirable investment.

Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca are speculative to a high degree.

C - Bonds rated C are the lowest rated class of bonds and are regarded as having extremely poor prospects.

The characteristics of corporate debt obligations rated by S&P are generally as follows:

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high quality debt obligations.
Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB - Debt rated BB is predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation. BB indicates the lowest degree of speculation; CC indicates the highest degree of speculation.

BB,B,CCC,CC - Debt in these ratings is predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation. BB indicates the lowest degree of speculation and CC the highest.

A bond rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.


                                 -22-

The ratings are based on current information furnished by the issuer or obtained by the rating services from other sources which they consider reliable. The ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of, such information, or for other reasons.

RATINGS OF COMMERCIAL PAPER:  Commercial paper rated A-1 by
Standard & Poor's has the following characteristics: liquidity ratios are adequate to meet cash requirements; the issuer's long-term debt is rated "A" or better; the issuer has access to at least two additional channels of borrowing; and basic earnings and cash flow have an upward trend with allowances made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry.

Commercial paper rated Prime 1 by Moody's is the highest commercial paper assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and consumer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.
Relative strength or weakness of the above factors determine how the issuer's commercial paper is rated within various categories.

Determination of Credit Quality of Unrated Securities. In determining whether an unrated debt security is - of comparable quality to a rated security, the Adviser may consider the following factors, among others:

(1)  other securities of the issuer that are rated;

(2) the issuer's liquidity, debt structure, repayment schedules, and external credit support facilities;

(3)  the reliability and quality of the issuer's management;

(4) the length to maturity of the security and the percentage of the portfolio represented by securities of that issuer;

(5)  the issuer's earnings and cash flow trends;

(6) the issuer's industry, the issuer's position in its industry, and an appraisal of speculative risks which may be inherent in the industry;

(7) the financial strength of the issuer's parent and its relationship with the issuer;

(8) the extent and reliability of credit support, including a letter of credit or third party guarantee applicable to payment of principal and interest;

(9) the issuer's ability to repay its debt from cash sources or asset liquidation in the event that the issuer's backup credit facilities are unavailable;

(10) other factors deemed relevant by the Advisor.

                                 -23-


                           FORM N-1A
                     PART C OTHER INFORMATION


ITEM 23:  EXHIBITS

(a) Declaration of Trust, as supplemented. Incorporated by Reference from PEA No. 13, filed November 26, 1996.

(b)  By-Laws.  Incorporated by Reference from PEA No. 13, filed
November 26, 1996.

(c)  Not Applicable.

(d)
    (1)  Investment Advisory Agreement for Growth Fund (dated
         September 9, 1992). Incorporated by Reference from PEA No. 8, filed July 29, 1993.

    (2) Investment Advisory Agreement for Balanced Fund. Incorporated by Reference from Form N-14, filed December 2, 1996.

(e)
    (1)  Distribution Agreement (dated March 31, 1995).
         Incorporated by Reference from PEA No. 10, filed July 31,1995.

    (2) First Amendment to Distribution Agreement. Incorporated by Reference from N-14, filed December 2, 1996.

(f)  Not Applicable.

(g)
    (1) Custody Agreement (dated October 30, 1992). Incorporated by Reference from PEA No. 8, filed July 29, 1993.

    (2) Form of First Amendment to Custody Agreement, incorporated by reference from PEA No. 17, filed July 28, 1998.

(h)
    (1)(i) Accounting Services Agreement (dated October 1,
           1992). Incorporated by Reference from Amendment No. 1 to
           Form N-14, filed February 28, 1997.

      (ii) Form of First Amendment to Accounting Services Agreement.
           Incorporated by reference from PEA No. 17, filed July 28, 1998.

    (2)(i) Transfer Agent Agreement. Incorporated by Reference from Form N-14, filed December 2, 1996.

      (ii) Form of First Amendment to Transfer Agent Agreement.
           Incorporated by reference from PEA No. 17, filed July 28, 1998.

    (3)(i) Administrative Agreement. Incorporated by Reference from Form N-14, filed December 2, 1996.

      (ii) Form of First Amendment to Administrative Agreement.
           Incorporated by reference from PEA No. 17, filed July 28, 1998.

    (4)(i) Form of Operating Services Agreement for the
           Balanced Fund, incorporated by reference from PEA No. 16, filed
           May 29, 1998.

      (ii) Form of First Amendment to Operating Services Agreement for the Balanced Fund. Incorporated by reference from PEA No. 17, filed July 28, 1998.

    (5)(i) Form of Operating Services Agreement for the Growth
           Fund, incorporated by reference from PEA No. 16, filed
           May 29, 1998.

      (ii) Form of First Amendment to Operating Services Agreement for the Growth Fund. Incorporated by reference from PEA No. 17, filed July 28, 1998.

(i) Opinion of Counsel, incorporated by reference from PEA No. 17, filed July 28, 1998.

(j)  (1)  Consents of Independent Auditors.

     (2)  Power of Attorney.  Incorporated by Reference from PEA
          No. 7, filed September 23, 1992 and PEA No. 9, filed July 29,
          1994.

                                 -24-

(k)  Not Applicable.

(l)  Not Applicable.

(m)  Not Applicable.

(n)  Not Applicable.

(o)  Not Applicable.

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE
          FUND.

None.

ITEM 25.  INDEMNIFICATION.

Previously filed on and incorporated by reference from PEA No. 7, filed September 23, 1992

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

CornerCap Investment Counsel (the "Advisor") is the investment advisor of the Registrant. For information as to the business profession, vocation or employment of a substantial nature of the Advisor, its directors and officers, reference is made to Part B of this Registration Statement and to Form ADV filed under the Investment Advisers Act of 1940 by the Advisor.

ITEM 27.  PRINCIPAL UNDERWRITER.

(a)  Attkisson, Carter and Akers, Inc.

(b) Name & Principal        Position with  Position with
    Business Address        Underwriter    Registrant
    ----------------        -------------  -------------
Ronald L. Attkisson         President,        None
3060 Peachtree Rd.          C.E.O., and
Suite 1475                  Director
Atlanta, GA  30305

Belfield H. Carter, Jr.     Chairman,         None
3060 Peachtree Rd.          Director
Suite 1475
Atlanta, GA  30305

Kristin W. Montet           Chief Financial   None
3060 Peachtree Rd.          Officer
Suite 1475
Atlanta, GA  30305

Mark D. Hill                Senior Vice       None
3060 Peachtree Rd.          President
Suite 1475
Atlanta, GA  30305

(c) (1)  Name of Principal Underwriter:
         Attkisson, Carter & Akers, Inc.

    (2)  Net Underwriting Discounts and Commissions
         $0

    (3)  Compensation on Redemption and Repurchase
         $0

    (4)  Brokerage Commissions

         $ 0

    (5)  Other Compensation
         $0


ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

All shareholder account records including share ledgers, duplicate confirmation, duplicate account statements, and application forms are maintained by the Registrant's
Transfer Agent, Fortune Fund Administration, Inc., The
Peachtree, Suite 1775, 1355 Peachtree Street, NE,
Atlanta, Georgia 30309. Certain accounting records of the Registrant are maintained by Fortune Fund
Administration, Inc. in its capacity as Accounting
Services Agent.

Actual portfolio securities and other investment assets
(including cash) are maintained in the custody of the Registrant's Custodian Bank, UMB Bank, n.a., 928 Grand
Avenue, Kansas City, MO  64105.



                                 -25-

Records relating to the investment of the CornerCap Group of Funds, including research information, records relating to the placement of brokerage transactions, memorandum regarding investment recommendations for supporting and/or authorizing the purchase or sale of assets, and all other records of the Registrant required to be maintained pursuant to Section 31(a) of the 1940 Act, and Rule 31a-1 thereunder (such records include copies of the Declaration of Trust, By-Laws, minute books, original copies of all agreements, compliance records and reports, etc.) are maintained at CornerCap
Investment Counsel, The Peachtree, Suite 1700, 1355
Peachtree St, N.E., Atlanta, Georgia, 30309.

ITEM 29.  MANAGEMENT SERVICES.

Not applicable.

ITEM 30.  UNDERTAKINGS.

The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest applicable annual report to Shareholders, upon request and without charge.


Blue Sky records are originated and maintained by Commonwealth
Shareholder Services, Inc. at 1500 Forest Avenue, Suite 223,
Richmond, Virginia, 23229. Duplicate copies of Blue Sky records are also maintained at CornerCap Investment Counsel (address noted above).

                                 -26-

                        SIGNATURE PAGE

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, and the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on the 28th day of July, 1999.



                             CornerCap Group of Funds, Registrant

                              BY: /s/ Thomas E. Quinn
                                  Thomas E. Quinn, President


POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below has constituted and appointed Thomas E. Quinn as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration
Statement, and to file the same, and all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration
Statement has been signed below by the following persons in the capacities and on the dates indicated.

Dated as of the 28th day of July, 1999.

   /s/ Thomas E. Quinn
   Thomas E. Quinn, Principal Executive Officer,
   Principal Accounting Officer, Trustee

    Richard L. Boger **
   -------------------------
   Richard L. Boger, Trustee

   G. Harry Durity **
   -------------------------
   G. Harry Durity, Trustee

    Laurin M. McSwain **
   --------------------------
   Laurin M. McSwain, Trustee

**  By:  /s/ Thomas E. Quinn
         Thomas E. Quinn, Attorney-in-Fact
         Dated July 28, 1999


                                 -27-
